ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio	Rochdale Atlas Portfolio
Rochdale Large Value Portfolio	Rochdale Dividend & Income Portfolio
Rochdale Mid/Small Growth Portfolio	Rochdale Intermediate Fixed Income Portfolio
Rochdale Mid/Small Value Portfolio	Rochdale Darwin Portfolio

Supplement dated July 8, 2005
to
Prospectus and Statement of Additional Information dated April 30, 2005

Since the inception of the Trust in 1986, Rochdale Investment Management (“Rochdale” or the “Advisor”) has served as the investment manager for each of the Trust’s separate investment portfolios (“Portfolios”). Officers and employees of the Advisor and it affiliates, including Rochdale Corporation and RIM Securities LLC (“Rochdale Companies”) have served as executive officers and portfolio managers of the Trust throughout this period.

Effective on or about July 12, 2005 (“Closing Date”), members of the Advisor’s management team will acquire indirect equity interests in Rochdale. This restructuring will not result in any change in the services provided to the Trust or the Portfolios, the investment advisory or management team that provide them or the actual control of the Advisor’s operations or management. Following the restructuring, Mr. Carl Acebes and Mr. Garrett D’Alessandro may be deemed to hold indirect controlling interests in the Advisor.

Notwithstanding the continuity of management and control within Rochdale contemplated under the restructuring plan, under the Investment Company Act of 1940 (the “1940 Act”), as amended, the restructuring could be viewed as a constructive “assignment” by Rochdale of its investment advisory agreement with the Trust. Under the 1940 Act, such an assignment would result in automatic termination of that advisory agreement. As a result, the Trust’s Board of Trustees has approved a new investment advisory agreement (“Proposed New Agreement”) to replace the contract pursuant to which Rochdale currently serves as the Trust’s investment adviser (“Current Contract”).

The Proposed New Agreement must be approved by shareholders of the Trust before it may be implemented. The Proposed New Agreement is, in all material respects, the same as the Current Contract, save for those terms that relate to contract duration. The fees and expenses associated with your investment in the Trust will not change under the Proposed New Agreement. In order to ensure that the provision of advisory services to the Portfolios is not disrupted pending shareholder action, the Trust will enter into an interim advisory agreement with Rochdale (“Interim Agreement”) that will become effective on the Closing Date. The terms and conditions of the Interim Agreement, which may remain in effect for no more then 150 days, are identical to those of the Current Contract except that fees earned by Rochdale under its terms must be held in escrow pending shareholder action on the Proposed New Agreement.